-------------------------------------------------------------------------------
                                        THE
                                   MORGAN STANLEY
                                     HIGH YIELD
                                     FUND, INC.
-------------------------------------------------------------------------------




                                 SEMI-ANNUAL REPORT
                                   JUNE 30, 1998
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER




                      THE MORGAN STANLEY HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
-------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 1998, The Morgan Stanley High Yield Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 5.05% compared to 4.31% for the CS First Boston High Yield Index (the "Index"). For the one year ended June 30, 1998, and for the period since the Fund's commencement of operations on November 30, 1993 through June 30, 1998, the Fund's total return, based on net asset value per share, was 13.92% and 74.22%, respectively, compared to 10.98% and 55.44%, respectively, for the Index. On June 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $15.75, representing a 3.3% premium to the Fund's net asset value per share.

U.S. high-yield bonds significantly underperformed high quality bonds in the second quarter as interest rates fell. The high-yield market has been negatively impacted by the renewed turmoil in Asia, the developing crisis in Russia and concern that corporate profits in the U.S. may begin to face some pressure. Even though the emerging markets represent a small portion of the high-yield index, the weakness in these markets has caused spreads in the high-yield market to widen in sympathy as investors are requiring a higher risk premium for lower rated bonds. In addition, there continued to be a substantial supply of new issues in the period, particularly in the communications sector, which the market had difficulty absorbing.

The Fund underperformed the Index for the second quarter primarily due to our emphasis on non-U.S and emerging market issues relative to the benchmark along with the overweighting in the communications sector.

While these positions caused underperformance in the second quarter, we continue to be overweight in communications and non-U.S. issues where we see significant relative value. We added to communications holdings in the second quarter, where increased new supply presented a number of attractive opportunities. These holdings are well diversified by business strategies, including competitive local exchange carriers, wireless, and long distance. New investments in the sector included Level 3 Communications, a domestic long-haul fiber network provider, and Global Crossings, which builds undersea fiber optic cable systems. Outside the U.S., holdings are focused on selected Asian corporates (with Korea being the largest exposure) and Latin American bonds, especially corporate issues in Argentina, Brazil and Mexico. While these non-U.S. markets have been weak, they currently offer very high dollar denominated yields that we believe offer significant value relative to what is available in other sectors.

Recent purchases in the healthcare and retail sectors as a result of bottom up security selection have resulted in an overweighting in these sectors as well. We purchased Tenet Healthcare, a stable, higher quality name and Oxford Health, an HMO provider that we believe is successfully working through its
recent problems.   Additions to the retail sector include Corporate Express,
HMV Media Group and Musicland.   We continue to avoid U.S. cyclicals and are
underweighted in the media and entertainment, energy and metals sectors.

We have maintained an average credit quality higher than that of the Index, and have balanced the opportunities in low-rated bonds with positions in higher quality issues. Additionally, the interest rate sensitivity of the Fund is similar to that of the benchmark. While the market environment has become more challenging recently, we see excellent bottom-up investment opportunities in securities with attractive yields relative to high quality bonds.

Sincerely,



/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR



/s/ Robert Angevine

Robert Angevine
PORTFOLIO MANAGER

July 1998

The Morgan Stanley High Yield Fund, Inc.
Investment Summary as of June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


HISTORICAL
INFORMATION
                                                                              TOTAL RETURN (%)
                                           -----------------------------------------------------------------------------------
                                               MARKET VALUE (1)             NET ASSET VALUE (2)               INDEX (3)
                                           -----------------------      ------------------------      ------------------------
                                                           AVERAGE                       AVERAGE                       AVERAGE
                                           CUMULATIVE       ANNUAL      CUMULATIVE        ANNUAL      CUMULATIVE        ANNUAL
                                           ----------      -------      ----------       -------      ----------       -------
               Fiscal Year to Date            2.60%            --           5.05%            --           4.31%            --
               One Year                      18.10          18.10%         13.92          13.92%         10.98          10.98%
               Since Inception*              79.93          13.67          74.22          12.88          55.44          10.11

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION


                                   [GRAPH]

                                                                    YEAR ENDED DECEMBER 31,                          SIX MONTHS
                                                                                                                        ENDED
                                                                                                                       JUNE 30,
                                             1993*          1994           1995           1996           1997            1998
                                             -----          ----           ----           ----           ----        ----------
Net Asset Value Per Share. . . . .         $ 14.10        $ 11.96        $ 13.63        $ 14.45        $ 15.19        $ 15.25
Market Value Per Share . . . . . .         $ 14.75        $ 11.38        $ 12.88        $ 14.63        $ 16.06        $ 15.75
Premium/(Discount) . . . . . . . .             4.6%          -4.8%          -5.5%           1.3%           5.7%           3.3%
Income Dividends . . . . . . . . .              --        $  1.37        $  1.27        $  1.42        $  1.36        $  0.66
Capital Gains Distributions. . . .              --             --             --             --          $0.48        $  0.04
Fund Total Return (2). . . . . . .            0.00%         -5.53%         26.07%         17.52%         18.48%          5.05%
Index Total Return (1)(3). . . . .            1.26%         -0.98%         17.39%         12.40%         12.65%          4.31%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
  *  The Fund commenced operations on November 30, 1993.

The Morgan Stanley High Yield Fund, Inc.
Portfolio Summary as of June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                            [CHART]

Debt Instruments                    (88.8%)
Short-Term Investments               (6.2%)
Equity Securities                    (5.0%)

-------------------------------------------------------------------------------
SECTORS

                                            [CHART]

Asset Backed Securities              (5.7%)
Broadcast -- Radio & Television     (11.8%)
Collateralized Mortgage Obligations  (3.2%)
Financial Services                   (4.6%)
Gaming & Lodging                     (3.0%)
Health Care Supplies & Services      (5.9%)
Metals                               (5.2%)
Multi-Industry                       (6.8%)
Retail -- General                    (3.3%)
Telecommunications                  (19.8%)
Other                               (30.7%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                 PERCENT OF
                                                   TOTAL
                                                INVESTMENTS
                                                -----------
     1.   DR Securitized Lease Trust                3.8%
     2.   Nextel Communications, Inc.               3.4
     3.   Rogers Communications, Inc.               3.1
     4.   Tenet Healthcare Corp.                    3.0
     5.   Comcast Cellular Holdings 'B'             2.8
     6.   Snyder Oil Corp.                          2.6
     7.   Columbia /HCA Healthcare                  2.5
     8.   Time Warner, Inc. Series 'M' 10.25%       2.4
     9.   Jet Equipment Trust                       2.3
    10.   CSC Holdings, Inc.                        2.3
                                                   ----
                                                   28.2%
                                                   ----
                                                   ----

*  Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------
JUNE 30, 1998


                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (77.9%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
  Jet Equipment Trust 144A
     'C1' 11.79%, 6/15/13                                 $1,500         $2,044
     'D-95' 11.44%, 11/1/14                                1,100          1,488
                                                                      ---------
                                                                          3,532
                                                                      ---------
-------------------------------------------------------------------------------
BANKING (0.5%)
   Western Financial Bank
      8.875%, 8/1/07                                          885           830
                                                                       --------
-------------------------------------------------------------------------------
BROADCAST -- RADIO & TELEVISION (11.8%)
   Comcast Cellular Holdings 'B'
      9.50%, 5/1/07                                         4,130         4,306
   CSC Holdings, Inc.
  (d) 9.875%, 5/15/06                                       2,650         2,912
      7.875%, 12/15/07                                        575           605
   Lenfest Communications, Inc.
  (d) 8.375%, 11/1/05                                       1,660         1,764
      7.625%, 2/15/08 144A                                    800           820
   RBS Participacoes 144A
      11.00%, 4/1/07 (Brazil)                                 850           769
   Rogers Cablesystems
      10.125%, 9/1/12                                         650           708
   Rogers Cablesystems 'B'
      10.00%, 3/15/05                                       2,210         2,456
   Sinclair Broadcast Group
      9.00%, 7/15/07                                        1,370         1,411
(d)TV Azteca 'B'
      10.50%, 2/15/07 (Mexico)                              2,470         2,482
                                                                      ---------
                                                                         18,233
                                                                      ---------
-------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (1.6%)
(d)American Standard Cos., Inc.
      7.375%, 2/1/08                                        2,560         2,514
                                                                      ---------
-------------------------------------------------------------------------------
BUSINESS SERVICES (2.0%)
(d)Outdoor Systems, Inc.
      8.875%, 6/15/07                                       2,955         3,081
                                                                      ---------
-------------------------------------------------------------------------------
COAL, GAS & OIL (2.6%)
(d)Snyder Oil Corp.
      8.75%, 6/15/07                                        4,050         4,091
                                                                      ---------
-------------------------------------------------------------------------------
COMPUTERS (1.0%)
   Advanced Micro Devices, Inc.
      11.00%, 8/1/03                                        1,450         1,533
                                                                      ---------
-------------------------------------------------------------------------------
CONSTRUCTION & HOUSING (0.3%)
   Cathay International Ltd. 144A
      13.00%, 4/15/08                                         525           446
                                                                      ---------
-------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS (0.1%)
   AST Research, Inc.
      7.45%, 10/1/02                                         $175          $144
                                                                      ---------
-------------------------------------------------------------------------------
ENERGY (1.6%)
   Quezon Power Ltd.
      8.86%, 6/15/17 (Philippines)                          2,900         2,447
                                                                      ---------
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE (1.1%)
   American Mobile Satellite Corp.
      12.25%, 4/1/08                                        1,725         1,622
                                                                      ---------
-------------------------------------------------------------------------------
ENVIRONMENTAL CONTROLS (1.2%)
(c)Norcal Waste Systems, Inc.
      13.50%, 11/15/05                                      1,600         1,840
                                                                      ---------
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.5%)
   Geberit International
      10.125%, 4/15/07                             DEM      1,700         1,075
   Indah Kiat Finance
  (d) 10.00%, 7/1/07 (Indonesia)                           $1,530         1,087
      10.00%, 7/1/07 144A (Indonesia)                         420           298
     Navistar Financial Corp. 'B'
      9.00%, 6/1/02                                           300           314
  (c)PTC International Finance B.V.
      0.00%, 7/1/07                                         2,470         1,698
(c,d)SB Treasury Co. LLC 144A
      9.40%, 12/29/49                                       1,010         1,006
                                                                      ---------
                                                                          5,478
                                                                      ---------
-------------------------------------------------------------------------------
FOOD SERVICE & LODGING (0.2%)
   Smithfield Foods, Inc. 144A
      7.625%, 2/15/08                                         325           324
                                                                      ---------
-------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.4%)
   APP Fin II Mauritius Ltd.
      12.00%, 2/15/04 (Indonesia)                             865           606
                                                                      ---------
-------------------------------------------------------------------------------
GAMING & LODGING (3.0%)
(d)Grand Casinos
      10.125%, 12/1/03                                      1,495         1,614
   Louisiana Casino Cruise
      11.50%, 12/1/98                                         318           320
(d)Station Casinos, Inc.
      10.125%, 3/15/06                                      2,485         2,771
                                                                      ---------
                                                                          4,705
                                                                      ---------
-------------------------------------------------------------------------------
HEALTH CARE SUPPLIES & SERVICES (5.9%)
   Columbia/HCA Healthcare
      6.91%, 6/15/05                                         2,350         2,271
      7.00%, 7/1/07                                          1,705         1,635
-------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------
HEALTH CARE SUPPLIES & SERVICES (CONTINUED)
   Sirona Dental Systems 144A
     9.125%, 7/15/08                               DEM      1,110        $  620
   Tenet Healthcare Corp.
  (d) 8.625%, 1/15/07                                      $3,555         3,666
     8.125%, 12/1/08 144A                                   1,000         1,006
                                                                      ---------
                                                                          9,198
                                                                      ---------
-------------------------------------------------------------------------------
METALS (5.2%)
   Grupo Minero Mexico 'A'
     8.25%, 4/1/08 (Mexico)                                 1,040           992
   Hylsa 144A
     9.25%, 9/15/07                                         1,900         1,791
   Impress Metal Packaging 144A
     9.875%, 5/29/07 (Netherlands)                 DEM      3,150         1,851
   Murrin Murrin Holdings Property Ltd. 144A
     9.375%, 8/31/07                                       $2,785         2,747
   NSM Steel Ltd.
     12.25%, 2/1/08                                           825           726
                                                                      ---------
                                                                          8,107
                                                                      ---------
-------------------------------------------------------------------------------
MULTI-INDUSTRY (6.8%)
   CA FM Lease Trust 144A
     8.50%, 7/15/17                                         1,447         1,519
   CEX Holdings, Inc. 144A
     9.625%, 6/1/08                                           690           697
   ISP Holdings, Inc. 'B'
     9.00%, 10/15/03                                        1,425         1,485
   Multicanal
  (d) 10.50%, 2/1/07                                        1,705         1,706
      10.50%, 4/15/18 144A                                    725           692
   Reliance Industries Ltd. 144A
     9.375%, 6/24/26                                          445           427
   Revlon, Inc.
     8.125%, 2/1/06                                           765           764
   Samsonite Corp. 144A
     10.75%, 6/15/08                                          800           795
(d)SD Warren Co. 'B'
     12.00%, 12/15/04                                       2,235         2,475
                                                                      ---------
                                                                         10,560
                                                                      ---------
-------------------------------------------------------------------------------
REAL ESTATE (2.3%)
   CB Richard Ellis Services
     8.875%, 6/1/06                                         1,295         1,285
   HMC Acquisition Properties
     9.00%, 12/15/07                                        2,050         2,260
                                                                      ---------
                                                                          3,545
                                                                      ---------
-------------------------------------------------------------------------------
RETAIL -- GENERAL (3.3%)
   Musicland Group, Inc. 'B'
     9.875%, 3/15/08                                       $1,600        $1,592
   Southland Corp.
     5.00%, 12/15/03                                        4,000         3,475
                                                                      ---------
                                                                          5,067
                                                                      ---------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (18.4%)
(c)Dial Call Communications 'B'
     0.00%, 12/15/05                                        1,000           990
   Espirit Telecom Group 'DM'
     11.50%, 12/15/07
    (United Kingdom)                               DEM      1,300           750
   Flag Ltd. 144A
     8.25%, 1/30/08                                        $  800           808
   Globalstar LP
     11.375%, 2/15/04                                       1,000           974
   Globopar 144A
     10.625%, 12/5/08                                         650           587
(c)Intermedia
     Communications, Inc. 'B'
     0.00%, 7/15/07                                         2,700         1,971
   Iridium LLC/Capital Corp. 'A'
     13.00%, 7/15/05                                          840           899
   IXC Communications, Inc. 144A
     9.00%, 4/15/08                                           895           897
(c)Nextel Communications, Inc.
     0.00%, 8/15/04                                         2,075         2,013
     0.00%, 9/15/07                                         4,770         3,196
(c)NEXTLINK Communications 144A
     0.00%, 4/15/08                                         2,500         1,531
(c)Occidente y Caribe
     0.00%, 3/15/04 (Colombia)                              3,125         2,719
(d)Philippine Long Distance Telephone
     9.25%, 6/30/06                                         1,725         1,703
   Qwest Communications International
  (c) 0.00%, 2/1/08 144A                                    1,000           720
  (d) 10.875%, 4/1/07                                         775           893
(c)RCN Corp.
     0.00%, 10/15/07                                        2,385         1,538
   Rogers Communications, Inc.
  (d) 9.125%, 1/15/06                                         800           811
     8.875%, 7/15/07                                          750           755
   RSL Communications, Ltd.
     12.25%, 11/15/06                                          88            99
  (c) 0.00%, 3/15/08                               DEM      2,700           891
  (d) 9.125%, 3/1/08 144A                                  $1,165         1,130
   Satelites Mexicanos 144A
     10.125%, 11/1/04 (Mexico)                                565           545
(c,d)TCI Satellite Entertainment, Inc.
     0.00%, 2/15/07                                         2,260         1,525
(c)Viatel, Inc. 144A
     0.00%, 4/15/08                                           980           590
                                                                      ---------
                                                                         28,535
                                                                      ---------
-------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------
TRANSPORTATION (0.4%)
   Hermes Europe Railtel B.V.
     11.50%, 8/15/07                                       $  480        $  542
                                                                      ---------
-------------------------------------------------------------------------------
UTILITIES (2.4%)
   AES Corp.
     8.50%, 11/1/07                                         1,430         1,448
(d)Korea Electric Power Corp.
     7.75%, 4/1/13                                          1,810         1,333
   Niagara Mohawk Power 'G'
     7.75%, 10/1/08                                           433           444
(c)Niagara Mohawk Power 'H'
     0.00%, 7/1/10                                            745           512
                                                                      ---------
                                                                          3,737
                                                                      ---------
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES
   (Cost $118,859)                                                      120,717
                                                                      ---------
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.7%)
-------------------------------------------------------------------------------
   Aircraft Lease Portfolio Securitization
     Ltd. 1996-1 P1D 12.75%, 6/15/06                        1,770         1,770
   DR Securitized Lease Trust
     1994-K1 A1 7.60%, 8/15/07                              3,397         3,357
     1993-K1 A1 6.66%, 8/15/10                              2,111         1,974
     1994-K2 A2 9.35%, 8/15/19                                500           530
   First Home Mortgage Acceptance Corp.,
     1996-B, Class C 144A 7.929%, 11/1/18                   1,312         1,186
                                                                      ---------
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $8,038)                                                          8,817
                                                                      ---------
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS (3.2%)
-------------------------------------------------------------------------------
   DLJ Mortgage Acceptance Corp.
     1997-CF2 S 144A
     0.357%, 10/15/30                                      32,925           855
   GMAC IO 1996-C1 CL X2 REMIC
     1.899%, 3/15/21                                        6,589           523
   Long Beach Auto 1997-1, 'B' 144A
     14.22%, 10/26/03                                       2,286         2,283
   OHA Auto Grantor Trust 1997-1, 'B'
     144A 11.00%, 9/15/03                                   1,288         1,269
                                                                      ---------
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $5,099)                                                          4,930
                                                                      ---------
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (2.0%)
-------------------------------------------------------------------------------
ARGENTINA (1.1%)
(b)Republic of Argentina
     6.625%, 3/31/05                                          361           319
-------------------------------------------------------------------------------
(c)Republic of Argentina Pre 4 Bocon PIK
     0.00%, 9/1/02                                         $1,100        $1,346
                                                                      ---------
                                                                          1,665
                                                                      ---------
-------------------------------------------------------------------------------
   INDONESIA (0.9%)
(d)Pindo Deli Finance (Mauritius) 144A
     10.75%, 10/1/07                                        1,955         1,369
                                                                      ---------
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS
   (Cost $3,390)                                                          3,034
                                                                      ---------
-------------------------------------------------------------------------------
                                                           SHARES
-------------------------------------------------------------------------------
PREFERRED STOCKS (4.8%)
-------------------------------------------------------------------------------
DIVERSIFIED (2.5%)
   Time Warner, Inc. Series 'M' 10.25%                      3,452         3,841
                                                                      ---------
-------------------------------------------------------------------------------
FINANCIAL SERVICES (1.1%)
   Sinclair Capital 11.625%                                15,290         1,697
                                                                      ---------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.2%)
(a)IXC Communications, Inc. 'B' PIK 12.50%                  1,643         1,910
                                                                      ---------
-------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
   (Cost $6,624)                                                          7,448
                                                                      ---------
-------------------------------------------------------------------------------
                                                             NO. OF
                                                            WARRANTS
-------------------------------------------------------------------------------
WARRANTS (0.2%)
-------------------------------------------------------------------------------
GAMING & LODGING (0.0%)
(a)Louisiana Casino Cruises, expiring 12/1/98               1,108            -- @
                                                                      ---------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.2%)
(a)Globalstar Telecom 144A, expiring 2/15/04                1,000           123
(a)Iridium World Communications, Inc. 144A,
   expiring 7/15/05                                           840           172
(a)Nextel Communications, expiring 4/25/99                  2,500            -- @
(a)Occidente y Caribe 144A, expiring 3/15/04 (Colombia)    12,500            -- @
                                                                      ---------
                                                                            295
                                                                      ---------
-------------------------------------------------------------------------------
TOTAL WARRANTS
   (Cost $0)                                                                295
                                                                      ---------
-------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                           AMOUNT         VALUE
                                                            (000)         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.2%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.40%, dated
    6/30/98, due 7/1/98, to be repurchased
    at $9,673, collateralized by $8,580,
    United States Treasury Bonds, 6.625%,
    due 2/15/27, valued at $9,899
    (Cost $9,672)                                       $   9,672     $   9,672
                                                                      ---------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
    (Cost $151,682)                                                     154,913
                                                                      ---------
-------------------------------------------------------------------------------
OTHER ASSETS
  Interest Receivable                                       3,012
  Receivable for Investments Sold                             965
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts                                34
  Deferred Organization Costs                                   5
  Other Assets                                                 18         4,034
                                                        ---------     ---------
-------------------------------------------------------------------------------
LIABILITIES
  Payable For:
    Reverse Repurchase Agreements                        (22,575)
    Dividends and
      Distributions Declared                              (1,352)
    Investments Purchased                                   (615)
    Bank Overdraft                                          (107)
    Investment Advisory Fees                                 (78)
    Custodian Fees                                           (69)
    Directors' Fees and Expenses                             (49)
    Shareholder Reporting Expenses                           (33)
    Professional Fees                                        (31)
    Administrative Fees                                      (16)
  Other Liabilities                                          (42)      (24,967)
                                                       ----------     ---------
-------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 8,785,806, issued and
      outstanding $0.01 par value shares
      (100,000,000 shares authorized)                                 $133,980
                                                                      ---------
                                                                      ---------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                             $  15.25
                                                                      ---------
                                                                      ---------
-------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
-------------------------------------------------------------------------------
AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
  Common Stock                                                        $     88
  Capital Surplus                                                      123,265
  Undistributed Net Investment Income                                      183
  Accumulated Net Realized Gain                                          7,182
  Unrealized Appreciation on Investments
    and Foreign Currency Translations                                    3,262
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                      $133,980
                                                                      ---------
                                                                      ---------
-------------------------------------------------------------------------------

    (a)-- Non-income producing
    (b)-- Variable/floating rate security -- rate disclosed is as of June
          30, 1998.
    (c)-- Step Bond -- coupon rate increases in increments to maturity.
          Rate disclosed is as of June 30, 1998. Maturity date disclosed is the ultimate maturity.
    (d)-- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of June 30, 1998 -- see note A-4 to financial statements.
  144A -- Certain conditions for public sale may exist.
   PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
June 30, 1998 exchange rate --
          German Mark (DEM) 1.804 = U.S.$1.00
-------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:


Under the terms of foreign currency exchange contracts open at June 30, 1998, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                    NET
 CURRENCY                                    IN                  UNREALIZED
   TO                                     EXCHANGE                 GAIN
 DELIVER       VALUE          SETTLEMENT     FOR      VALUE       (LOSS)
  (000)        (000)             DATE       (000)      (000)       (000)
---------------------------------------------------------------------------
DEM   3,100    $1,725          08/31/98    $1,748     $1,748        $23
      1,210       674          09/18/98       676        676          2
      2,255     1,257          09/22/98     1,263      1,263          6
      1,795     1,000          09/22/98     1,006      1,006          6
      1,110       619          10/06/98       616        616         (3)
               ------                                 ------       ----
               $5,275                                 $5,309        $34
               ------                                 ------       ----
               ------                                 ------       ----

  The accompanying notes are an integral part of the financial statements.

                                                                    SIX MONTHS
                                                                       ENDED
                                                                   JUNE 30, 1998
                                                                    (UNAUDITED)
STATEMENT OF OPERATIONS                                                (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest. . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 7,052
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . .          267
--------------------------------------------------------------------------------
     Total Income  . . . . . . . . . . . . . . . . . . . . . . .        7,319
--------------------------------------------------------------------------------
EXPENSES
   Interest Expense. . . . . . . . . . . . . . . . . . . . . . .          782
   Investment Advisory Fees. . . . . . . . . . . . . . . . . . .          473
   Administrative Fees . . . . . . . . . . . . . . . . . . . . .           90
   Custodian Fees. . . . . . . . . . . . . . . . . . . . . . . .           62
   Professional Fees . . . . . . . . . . . . . . . . . . . . . .           33
   Shareholder Reporting Expenses. . . . . . . . . . . . . . . .           31
   Directors' Fees and Expenses. . . . . . . . . . . . . . . . .           18
   Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . .           13
   Amortization of Organization Costs. . . . . . . . . . . . . .            6
   Other Expenses. . . . . . . . . . . . . . . . . . . . . . . .           31
--------------------------------------------------------------------------------
     Total Expenses  . . . . . . . . . . . . . . . . . . . . . .        1,539
--------------------------------------------------------------------------------
       Net Investment Income . . . . . . . . . . . . . . . . . .        5,780
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold. . . . . . . . . . . . . . . . . .        6,549
   Foreign Currency Transactions . . . . . . . . . . . . . . . .          315
--------------------------------------------------------------------------------
     Net Realized Gain . . . . . . . . . . . . . . . . . . . . .        6,864
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Depreciation on Investments . . . . . . . . . . . . . . . . .       (5,810)
   Depreciation on Foreign Currency Translations . . . . . . . .         (111)
--------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation  . . . . . .       (5,921)
--------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/
   Depreciation. . . . . . . . . . . . . . . . . . . . . . . . .          943
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . .      $ 6,723
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                      SIX MONTHS
                                                        ENDED
                                                     JUNE 30, 1998      YEAR ENDED
                                                      (UNAUDITED)    DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                       (000)            (000)
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income. . . . . . . . . . . . . .     $  5,780        $ 11,927
  Net Realized Gain. . . . . . . . . . . . . . . .        6,864           7,981
  Change in Unrealized Appreciation/Depreciation .       (5,921)          2,600
--------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations    6,723          22,508
--------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . .       (5,796)        (11,879)
  Net Realized Gain. . . . . . . . . . . . . . . .         (385)         (4,182)
--------------------------------------------------------------------------------------
  Total Distributions. . . . . . . . . . . . . . .       (6,181)        (16,061)
--------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (25,098 and 18,040
     shares, respectively) . . . . . . . . . . . .          388             273
--------------------------------------------------------------------------------------
  TOTAL INCREASE . . . . . . . . . . . . . . . . .          930           6,720
Net Assets:
  Beginning of Period. . . . . . . . . . . . . . .      133,050         126,330
--------------------------------------------------------------------------------------
  End of Period (including undistributed net
     investment income of $183 and $199, respectively) $133,980        $133,050
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.


                                                                   SIX MONTHS
                                                                      ENDED
                                                                  JUNE 30, 1998
                                                                   (UNAUDITED)
STATEMENT OF CASH FLOWS                                               (000)
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
   Proceeds from Sales of Investments. . . . . . . . . . . . . .    $ 92,166
   Purchases of Investments. . . . . . . . . . . . . . . . . . .     (66,644)
   Net Increase in Short-Term Investments. . . . . . . . . . . .      (4,953)
   Investment Income . . . . . . . . . . . . . . . . . . . . . .       6,074
   Interest Expense Paid . . . . . . . . . . . . . . . . . . . .      (1,211)
   Operating Expenses Paid . . . . . . . . . . . . . . . . . . .        (671)
--------------------------------------------------------------------------------
   Net Cash Provided by Investing and Operating Activities            24,761
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Cash Paid for Reverse Repurchase Agreements . . . . . . . . .     (14,815)
   Cash Distributions Paid (net of reinvestment of U.S.$388) . .     (10,129)
--------------------------------------------------------------------------------
   Net Cash used for Financing Activities. . . . . . . . . . . .     (24,944)
--------------------------------------------------------------------------------
   Net Decrease in Cash. . . . . . . . . . . . . . . . . . . . .        (183)
CASH AT BEGINNING OF PERIOD. . . . . . . . . . . . . . . . . . .          76
--------------------------------------------------------------------------------
BANK OVERDRAFT AT END OF PERIOD. . . . . . . . . . . . . . . . .    $   (107)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH
  PROVIDED BY INVESTING AND OPERATING ACTIVITIES:
--------------------------------------------------------------------------------
   Net Investment Income . . . . . . . . . . . . . . . . . . . .    $  5,780
   Proceeds from Sales of Investments. . . . . . . . . . . . . .      92,166
   Purchases of Investments. . . . . . . . . . . . . . . . . . .     (66,644)
   Net Increase in Short-Term Investments. . . . . . . . . . . .      (4,953)
   Net Increase in Receivables Related to Operations                      (6)
   Net Increase in Payables Related to Operations. . . . . . . .        (343)
   Amortization of Organization Costs. . . . . . . . . . . . . .           5
   Accretion/Amortization of Discounts and Premiums. . . . . . .      (1,244)
--------------------------------------------------------------------------------
   Net Cash Provided by Investing and Operating Activities           $ 24,761
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS



                                                                                                           PERIOD FROM
                                             SIX MONTHS                                                    NOVEMBER 30,
                                               ENDED                YEAR ENDED DECEMBER 31,                  1993* TO
SELECTED PER SHARE DATA AND                 JUNE 30, 1998  ------------------------------------------      DECEMBER 31,
RATIOS:                                      (UNAUDITED)     1997       1996         1995        1994          1993
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . .    $  15.19     $  14.45   $  13.63     $  11.96    $  14.10       $  14.10
------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . .          --           --         --           --       (0.01)         (0.05)
------------------------------------------------------------------------------------------------------------------------
Net Investment Income  . . . . . . . . . .        0.66         1.37       1.35         1.34        1.32           0.04
Net Realized and Unrealized Gain (Loss) on
 Investments . . . . . . . . . . . . . . .        0.10         1.21       0.89         1.60       (2.08)          0.01
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations . . .        0.76         2.58       2.24         2.94       (0.76)          0.05
------------------------------------------------------------------------------------------------------------------------
Distributions:
 Net Investment Income . . . . . . . . . .       (0.66)       (1.36)     (1.42)       (1.27)      (1.36)            --
 In Excess of Net Investment Income  . . .          --           --         --           --       (0.01)            --
 Net Realized Gain . . . . . . . . . . . .       (0.04)       (0.48)        --           --          --             --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions  . . . . . . . . .       (0.70)       (1.84)     (1.42)       (1.27)      (1.37)            --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . .    $  15.25     $  15.19   $  14.45     $  13.63    $  11.96       $  14.10
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . .    $  15.75     $  16.06   $  14.63     $  12.88    $  11.38       $  14.75
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
 Market Value  . . . . . . . . . . . . . .        2.60%       23.79%     25.92%       25.21%      (14.11)%        4.61%
 Net Asset Value (1) . . . . . . . . . . .        5.05%       18.48%     17.52%       26.07%       (5.53)%        0.00%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . .    $133,980     $133,050   $126,330     $118,863    $104,260       $122,781
------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Excluding Interest
 Expense to Average Net Assets . . . . . .        1.12%**      1.06%      1.12%        1.11%       1.12%          1.46%**
Ratio of Total Expenses to Average Net
 Assets  . . . . . . . . . . . . . . . . .        2.28%**      2.76%      2.46%        2.79%       2.78%          1.46%**
Ratio of Net Investment Income to Average
 Net Assets  . . . . . . . . . . . . . . .        8.58%**      8.98%      9.82%       10.29%      10.18%          3.76%**
Portfolio Turnover Rate  . . . . . . . . .          44%          94%       136%          84%         32%             0%
------------------------------------------------------------------------------------------------------------------------


  * Commencement of operations
 ** Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
---------
     The Morgan Stanley High Yield Fund, Inc. (the "Fund") was incorporated on September 23, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in high yield securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the
    value of   the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: In order to leverage the Fund, the Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Statement of Net Assets.


    At June 30, 1998, the Fund had reverse repurchase agreements outstanding as follows:


                                                 MATURITY IN
                                                  LESS THAN
                                                  365 DAYS
                                                ------------
Value of Securities Subject to
  Repurchase . . . . . . . . . . . . . . . .    $ 27,795,000
Liability Under Reverse
  Repurchase Agreement . . . . . . . . . . .    $ 22,575,000
Weighted Average Interest Rate . . . . . . .           6.375%


    The average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 1998 was approximately $24,261,000 at a weighted average interest rate of 6.60%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign ex-
     change rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

6.   FOREIGN CURRENCY EXCHANGE CONTRACTS:   The Fund may enter into foreign
     currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets on the Fund's Custody account as segregated. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

10. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and non-deductible expenses.

     Permanent book and tax basis differences relating to   shareholder
     distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States under a Domestic Custody

Agreement. Custodian fees are computed and payable monthly based on assets under custody plus an amount for each transaction effected, including reimbursement for certain out-of-pocket expenses.

D. During the six months ended June 30, 1998, the Fund made purchases and sales totaling, approximately $67,256,000 and $91,477,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At June 30, 1998, the Federal income tax cost basis of securities was $151,682,000 and, accordingly, net unrealized appreciation for Federal income tax purposes was $3,231,000 of which $6,206,000 related to appreciated securities and $2,975,000 related to depreciated securities.

E. In connection with its organization, the Fund incurred $60,000 of organization costs. The organization costs are being amortized on a straight-line basis over a five year period beginning November 30, 1993, the date the Fund commenced operations.

F. At June 30, 1998, a substantial portion of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1998 totaled approximately $40,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During June 1998, the Board declared distributions of $0.11 and $0.04 per share, derived from net investment income and net realized gains, respectively, payable on July 15, 1998, to shareholders of record on June 30, 1998. Also in June, the Board of Directors amended your Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's secretary at least 60 days before the anniversary date of the previous year's annual meeting. This year's annual meeting of stockholders was held on June 24. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

                  I.   Supplemental Proxy Information

The Annual Meeting of the Stockholders of The Morgan Stanley High Yield Fund, Inc. was held on June 24, 1998. The following is a summary of each proposal presented and the total number of shares voted:


                                                                        VOTES IN   VOTES    AUTHORITY    VOTES
PROPOSAL:                                                               FAVOR OF   AGAINST   WITHHELD  ABSTAINED
---------                                                              ---------   -------  ---------  ---------
1. To elect the following Directors:  Michael F. Klein . . . . . . .   8,005,752        --    35,284        --
                                      Barton M. Biggs. . . . . . . .   8,012,122        --    28,915        --
                                      John A. Levin. . . . . . . . .   8,010,422        --    30,615        --
                                      William G. Morton, Jr. . . . .   8,010,122        --    30,915        --

2. To ratify the selection of PricewaterhouseCoopers
   LLP as independent accountants of the Fund. . . . . . . . . . . .   7,994,515    20,583        --    25,939


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund Shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

              The Morgan Stanley High Yield Fund, Inc.
              American Stock Transfer & Trust Company
              Dividend Reinvestment and Cash Purchase Plan
              40 Wall Street
              New York, NY 10005
              1-800-278-4353



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